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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                              SEPTEMBER 12, 1995

                               (Date of Report)





                            BEEBA'S CREATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-13851


        California                                         95-2848021
(State or Other Jurisdiction                   (IRS Employer Identification No.)
    of Incorporation)



                               9220 Activity Road
                          San Diego, California 92126
                    (Address of Principal Executive Offices)


                                 (619) 549-2922
                          (Registrant's Telephone No.)



                                                            Exhibit Index Page 3

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ITEM 5.  OTHER EVENTS

        The Company announced today that it received tenders for a total of 2,355,575 shares of its common stock in connection with its previously announced tender offer to purchase up to 1,200,000 shares for $8.00 per share in cash. The shares tendered will be purchased by the Company from the tendering shareholders on a pro rata basis of approximately 51% of the number of shares tendered.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 1995                         BEEBA'S CREATIONS, INC.



                                                   By:  THOMAS P. BAUMANN
                                                      ------------------------
                                                       Thomas P. Baumann
                                                       Chief Financial Officer





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                       EXHIBIT INDEX


Exhibit Number                              Description
--------------                              -----------

     2.1                                    Form of Press Release